Third Quarter 2020 Earnings Call NOVEMBER 5, 2020

Safe Harbor Statement FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2019, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; the ongoing impact of the COVID-19 pandemic, and the actions taken by federal and state governmental authorities and GSEs in response, on the U.S. economy, financial markets and our target assets; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to effectively execute and to realize the benefits of strategic transactions and initiatives we have pursued or may in the future pursue; our decision to terminate our management agreement with PRCM Advisers LLC and the pending litigation related thereto; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Executive Overview Strong Performance From Agency Plus MSR Strategy Quarterly Summary • Reported book value of $7.37 per common share, representing a 12.1% quarterly return on book value; excluding the $0.51 reversal of the previously accrued management agreement termination fee, quarterly return on book value would have been 4.5%(1) • Generated Comprehensive Income of $219.2 million, representing an annualized return on average common equity of 45.6% • Reported Core Earnings of $75.6 million, or $0.28 per weighted average basic common share(2) • Declared a third quarter common stock dividend of $0.14 per share • Continued strength in MSR flow-sale program; settled on $14.5 billion unpaid principal balance (UPB) of MSR through these arrangements • Strengthened liquidity position by closing a $200 million financing facility for servicing advance receivables and a $100 million financing facility for MSR • Experienced reduced forbearance rates; 5.0% of our MSR portfolio by loan count was in forbearance and 3.6% by loan count in forbearance and not current at September 30, 2020 • Completed transition to self-management after the termination of the management agreement on August 14, 2020 Fourth Quarter Update • Settled on $14.5 billion UPB of MSR in three separate bulk transactions (1) Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by book value as of the beginning of the period. 3 (2) Core Earnings is a non-GAAP measure. Please see Appendix slide 20 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information.

Agency + MSR Advantage DIFFERENTIATED STRATEGY • Portfolio constructed by pairing Agency MSR with Agency RMBS • Continue to believe that this Agency plus MSR strategy has a higher return potential with lower mortgage spread risk • Expect to continue to grow MSR holdings through strategic partnerships with servicers and originators FOUNDATIONS OF TWO HARBORS’ SUCCESS UNIQUE STRATEGY OF PAIRING ROBUST AND SOPHISTICATED RISK AGENCY MSR WITH AGENCY RMBS MANAGEMENT PRACTICES COMMITTED TO HIGHEST DEDICATED TO STOCKHOLDER STANDARDS OF CORPORATE ENGAGEMENT AND TRANSPARENCY GOVERNANCE 4 4

Book Value Summary Q3-2020 YTD-2020 Q3-2020 Book Value YTD-2020 Book Value (Dollars in millions, except per share data) Book Value per share Book Value per share Beginning common stockholders’ equity $ 1,834.6 $ 6.70 $ 3,969.2 $ 14.54 • Book value of $7.37 GAAP Net Income (Loss): per common share, Core Earnings, net of tax(1) 94.5 185.6 represented a 12.1% Dividend declaration - preferred (18.9) (56.9) quarterly return on Core Earnings attributable to common book value. Excluding stockholders, net of tax(1) 75.6 128.7 the $0.51 reversal of Realized and unrealized gains and losses, the previously net of tax (32.4) (2,020.8) accrued management Restructuring Charges 139.8 (6.0) agreement termination fee, Other comprehensive income, net of tax 36.2 30.9 quarterly return on Common stock dividends declared (38.4) (90.3) book value would have been 4.5%(2) Other 2.9 7.5 Repurchases of common stock — (1.1) Issuance of common stock, net of offering costs 0.1 0.3 Ending common stockholders’ equity $ 2,018.4 $ 7.37 $ 2,018.4 $ 7.37 Total preferred stock liquidation preference 1,001.3 1,001.3 Ending total equity $ 3,019.7 $ 3,019.7 (1) Core Earnings is a non-GAAP measure. Please see Appendix slide 20 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. (2) Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends 5 declared in the period, divided by book value as of the beginning of the period.

Core Earnings Review[1]

($ in millions, except per share data)		Q2-2020		Q3-2020		Variance ($)
Interest income	$	107.3	$	89.7	$	(17.6)
Interest expense		62.1		29.2		32.9
Net interest income		45.2		60.5		15.3
Servicing income, net of amortization on MSR		51.0		42.2		(8.8)
Gain (loss) on swaps and swaptions		(56.3)		0.8		57.1
Gain on other derivatives		11.9		32.9		21.0
Other		0.1		0.1		—
Total other income		6.7		76.0		69.3
Expenses		46.8		43.5		3.3
Provision for income taxes		0.6		(1.5)		2.1
Core Earnings[1]		**4.5**		**94.5**		**90.0**
Dividends on preferred stock		19.0		18.9		0.1
Core Earnings attributable to common stockholders[1]	**$**	**(14.5)**	**$**	**75.6**	**$**	**90.1**
Basic weighted average Core EPS	**$**	**(0.05)**	**$**	**0.28**		
Core Earnings annualized return on average common equity		**(3.1)%**		**15.7 %**		

- Third quarter Core Earnings results impacted by:
  - Net interest income increased from $45.2 million to $60.5 million due to favorable repo terms on lower LIBOR offset by higher Agency RMBS prepayments and rotation to lower coupon pools
  - Interest spread on swaps improved from -$56.3 million in Q2 to +$0.8 million in Q3 due to re-strike of swap position in the second quarter to market rates
  - Expenses declined from $46.8 million to $43.5 million primarily due to termination of the management agreement on August 14th and transition to self-management

(1) Core Earnings is a non-GAAP measure. Please see Appendix slide 20 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information.

6

Portfolio Yield LOWER PORTFOLIO YIELD OFFSET BY LOWER COST OF FUNDS • Lower portfolio yield due to higher Agency RMBS prepayments, rotation to lower coupon pools, and higher servicing expense and lower servicing income due to MSR portfolio runoff and forbearances • Lower cost of funds due to favorable repo rolls and re-strike of swap position in June Realized Realized As of Sept. 30, Q2-2020 Q3-2020 2020(1) Annualized portfolio yield(2) 2.84% 2.42% 2.27 % Annualized cost of funds(3) 2.61% 0.64% 0.49 % Annualized net yield for aggregate portfolio 0.23% 1.78% 1.78 % CORE EARNINGS AND PORTFOLIO YIELDS EXCEED EXPECTED RETURNS IN THE NEAR TERM • Expect annualized net yield for the aggregate portfolio to decline to market yields over time (1) Represents those on the portfolio held as of September 30, 2020 and projected over the remaining life of the investments. Assumes a static portfolio and, as a result, does not represent a projection of future yields. 7 (2) Includes interest income on RMBS and servicing income net of servicing expenses and amortization on MSR. (3) Cost of funds includes interest spread income/expense associated with the portfolio’s interest rate swaps and caps.

Financing Profile ECONOMIC DEBT-TO-EQUITY(1) • 7.7x at September 30, 2020, compared to 7.4x at June 30, 2020 • Average economic debt-to-equity of 7.6x in the third quarter, compared to 6.8x in the second quarter DIVERSE FINANCING PROFILE AGENCY RMBS • Outstanding repurchase agreements of $16.4 billion with 20 counterparties • Repo markets have been stable and term markets have redeveloped MORTGAGE SERVICING RIGHTS • Outstanding borrowings of $274.8 million under bilateral MSR financing facilities • $400 million of outstanding 5-year MSR term notes(2) • Committed total capacity of $850 million under MSR financing alternatives, of which $175.2 million was unused • Closed a $200 million financing facility for servicing advance receivables and a $100 million financing facility for MSR (1) Defined as total borrowings to fund RMBS, MSR and Agency Derivatives, plus the implied debt on net TBA positions, divided by total equity. 8 (2) Excludes deferred debt issuance costs.

Quarterly Activity and Portfolio Composition

PORTFOLIO COMPOSITION[1]

$24.4 billion portfolio

Includes $17.9 billion settled positions


MSR
$1.3 billion
Net TBA
Position
$6.5 billion(2)
Agency
$16.6 billion

PERFORMANCE COMMENTARY

- Return on book value of 4.5%[3] excluding the reversal of previously accrued management agreement termination fee
- MSR performed as expected by offsetting mortgage spread risk; estimate MSR offset Agency RMBS by (3%) to (4%)[4]

PORTFOLIO ACTIVITY

- Increased current coupon TBA notional amount by $6.0 billion to capitalize on roll specialness; sold $3.0 billion of other TBA coupons
- Settled $14.5 billion UPB MSR through flow-sale arrangements

(1) For additional detail on the portfolio, see Appendix slides 24-26.
(2) Represents bond equivalent value of TBA position. Bond equivalent value is defined as notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP.
(3) Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by book value as of the beginning of the period.
(4) Represents estimated book value impact by MSR. Attribution is based on results with inputs from our internal investment professionals.

9

Special Topic: TBA Roll Specialness

DYNAMICS OF ROLL SPECIALNESS

- Economics of holding TBA is roughly equal to that of a cash RMBS pool
- Large non-economic buyers such as the Fed can distort these supply/demand dynamics by taking delivery and driving up prices in the front month
- Simultaneously, low rates and large origination volumes put pressure on back month TBA as originators sell in order to hedge
- Larger-than-normal differences between front and back month TBA result in higher income
- When the roll income is greater than the income on cash RMBS pool, the roll is "special"

ROLL SPECIALNESS (2% COUPON)



Roll Specialness (bps)
140
120
100
80
60
40
20
0
2,500
2,000
1,500
1,000
500
0
Avg Daily Fed Purchases ($ in millions)
April
May
June
July
August
Sept

Average Daily Fed Purchases[1] (RHS)

ROLL SPECIALNESS (3% COUPON)



Roll Specialness (bps)
120
60
0
-60
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Avg Daily Fed Purchases ($ in millions)
April
May
June
July
August
Sept

Average Specialness[2] (LHS)

(1) Bank of America Global Research
(2) J.P. Morgan Beta MBS Pricing and Analytics Package, as of September 30, 2020.

10

Specified Pools SPECIFIED POOL PERFORMANCE SPECIFIED POOL PORTFOLIO • Specified pools outperformed TBA on a relative basis in nearly every coupon • Specified pool prepayment speeds continue to be Loan Balance(1) slower and more stable than TBA speeds Other 68.6% 0.4% • Expect that while prepayments may remain elevated in specified pools, any increase may be modest compared LTV(3) 0.5% to generic collateral Geography(2) 30.5% QUARTERLY PERFORMANCE(4) SPECIFIED POOL PREPAYMENT SPEEDS(5) (1) Securities collateralized by loans less than or equal to $200 thousand of initial principal balance. (2) Securities collateralized by loans from certain geographic concentrations. (3) Securities collateralized by loans with greater than or equal to 80% LTV. 11 (4) J.P. Morgan Beta MBS Pricing and Analytics Package, as of September 30, 2020. (5) Non-specified pool speeds from J.P. Morgan Beta MBS Pricing and Analytics Package, as of September 30, 2020.

Mortgage Servicing Rights MSR PORTFOLIO ACTIVITY MSR PORTFOLIO(1) • Expanded MSR flow-sale program Fair value ($ millions) $ 1,257.5 Experienced three of the four highest months of lock ◦ UPB ($ millions) $ 163,993.9 volume by UPB since program inception Gross weighted average coupon rate 3.9% ◦ October lock volume projected to be in excess of $6 (2) billion UPB Weighted average original FICO 755 Weighted average original loan-to-value 74% • Experienced $21.6 billion UPB runoff in the third quarter 60+ day delinquencies 4.0% • MSR speeds slower than generic speeds due to a majority of Net servicing fee (basis points) 27.2 portfolio having some form of seasoning or prepayment protection Weighted average loan age (months) 38 % Fannie Mae 65% • Settled on $14.5 billion UPB of MSR in three separate bulk transactions in the fourth quarter FLOW PROGRAM LOCK ACTIVITY MSR PREPAYMENT SPEEDS(3) (1) Based on the loans underlying the MSR reported by subservicers on a month lag, adjusted for current month purchases. 12 (2) FICO represents a mortgage industry accepted credit score of a borrower. (3) J.P. Morgan Beta MBS Pricing and Analytics Package and Two Harbors portfolio, as of September 30, 2020.

Effective Coupon Positioning EFFECTIVE COUPON POSITIONING(1) Cash pools/TBA MSR(2) Combined June 30, 2020 Position BOOK VALUE EXPOSURE TO CHANGES IN SPREAD(3) COMMENTARY • MSR has similar risks to a short pools/TBA position in 1.5% and 2.0% coupons • Portfolio long 2.0% through 5.0% coupons • In a 25 basis point spread widening scenario, potential book value decrease of (5.3%) Agency RMBS/TBA MSR(2) Combined Note: Sensitivity data as of September 30, 2020. The above spread scenario is provided for illustration purposes only and is not necessarily indicative of Two Harbors’ financial condition and operating results, nor is it necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. (1) The effective coupon positioning for MSR is an internally calculated exposure that represents the current coupon equivalents of our MSR assets. Data as of 13 September 30, 2020. (2) Includes the effect of unsettled MSR. (3) Represents estimated change in common book value for theoretical parallel shifts in spreads.

Risk Positioning BOOK VALUE EXPOSURE TO CHANGES IN RATES(1) BOOK VALUE EXPOSURE TO CHANGES IN YIELD CURVE(2) Agency RMBS / TBA MSR(3) Other(4) Combined COMMENTARY • Exposure to rates remains low, in line with historical positioning • MSR position has more negative duration than RMBS position • In a 25 basis point parallel shift up in rates, potential book value decrease of (0.8%) • In a 25 basis point non-parallel shift up in the yield curve, potential book value increase of 0.1% Note: Sensitivity data as of September 30, 2020. The above scenarios are provided for illustration purposes only and is not necessarily indicative of Two Harbors’ financial condition and operating results, nor is it necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. (1) Represents estimated change in common book value for theoretical parallel shift in interest rates. (2) Represents estimated change in common book value for theoretical non-parallel shifts in the yield curve. Analysis uses a +/- 25 basis point shift in 10 year rates while 14 holding near term rates constant. (3) Includes the effect of unsettled MSR. (4) Other includes all other derivative assets and liabilities and borrowings. Other excludes TBAs and Agency derivatives, which are included in the RMBS/TBA category.

Two Harbors Outlook OPPORTUNITY SET IN OUR TARGET ASSETS REMAINS ATTRACTIVE TODAY • Estimate returns for Agency RMBS / swaps in mid-to-high single digits • Higher returns available in the near term in current coupon TBA in the mid teens • Estimate returns for Agency RMBS / flow MSR in low-to-mid teens MARKET OUTLOOK RMBS (TBA) / MSR RMBS (Pools) / MSR Po rtfolio RMBS (TBA) / Swaps RMBS (Pools) / Swaps 0 5 10 15 20 Expected Annualized Returns (%) 15

Appendix 16

Financial Performance COMPREHENSIVE INCOME (LOSS) QUARTERLY RETURN ON BOOK VALUE(1) DIVIDEND YIELD(2) BOOK VALUE AND DIVIDEND PER COMMON SHARE(2) (1) Return on book value is defined as the increase (decrease) in book value per common share from the beginning to the end of the given period, plus dividends declared in the period, divided by the book value as of the beginning of the period. 17 (2) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the relevant quarter.

Q3-2020 Operating Performance Q3-2020 Realized Gains (In millions, except for per common share data) Core Earnings(1) (Losses) Unrealized MTM Total Interest income $ 89.7 $ — $ — $ 89.7 Interest expense 29.2 — — 29.2 Net interest income 60.5 — — 60.5 Loss on investment securities — (8.9) (0.2) (9.1) Servicing income 99.1 — — 99.1 Loss on servicing asset (56.9) — (55.9) (112.8) Gain on interest rate swaps and swaptions 0.8 — 0.6 1.4 Gain (loss) on other derivative instruments 32.9 85.8 (53.1) 65.6 Other income 0.1 — — 0.1 Total other income (loss) 76.0 76.9 (108.6) 44.3 Management fees & other expenses 43.5 (132.4) — (88.9) Net income (loss) before income taxes 93.0 209.3 (108.6) 193.7 Benefit from Income taxes (1.5) (0.2) (6.5) (8.2) Net income (loss) 94.5 209.5 (102.1) 201.9 Dividends on preferred stock 18.9 — — 18.9 Net income (loss) attributable to common stockholders $ 75.6 $ 209.5 $ (102.1) $ 183.0 Weighted average earnings (loss) per basic common share $ 0.28 $ 0.77 $ (0.38) $ 0.67 (1) Core Earnings is a non-GAAP measure. Please see Appendix slide 20 of this presentation for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. 18

Q2-2020 Operating Performance Q2-2020 Realized Gains (In millions, except for per common share data) Core Earnings(1) (Losses) Unrealized MTM Total Interest income $ 107.3 $ — $ — $ 107.3 Interest expense 62.1 — — 62.1 Net interest income 45.2 — — 45.2 Gain (loss) on investment securities — 53.6 (0.1) 53.5 Servicing income 112.9 — — 112.9 Loss on servicing asset (61.9) (0.9) (176.0) (238.8) (Loss) gain on interest rate swaps and swaptions (56.3) (747.1) 756.5 (46.9) Gain (loss) on other derivative instruments 11.9 (34.2) 98.9 76.6 Other income 0.1 — — 0.1 Total other income (loss) 6.7 (728.6) 679.3 (42.6) Management fees & other expenses 46.8 147.5 — 194.3 Net income (loss) before income taxes 5.1 (876.1) 679.3 (191.7) Income tax expense (benefit) 0.6 (0.1) (18.7) (18.2) Net income (loss) 4.5 (876.0) 698.0 (173.5) Dividends on preferred stock 19.0 — — 19.0 Net (loss) income attributable to common stockholders $ (14.5) $ (876.0) $ 698.0 $ (192.5) Weighted average (loss) earnings per basic common share $ (0.05) $ (3.20) $ 2.55 $ (0.70) (1) Core Earnings is a non-GAAP measure. Please see Appendix slide 20 of this presentation for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. 19

GAAP to Core Earnings Reconciliation(1) Reconciliation of GAAP to non-GAAP Information Three Months Ended Three Months Ended (In thousands, except for per common share data) June 30, 2020 September 30, 2020 Reconciliation of Comprehensive income to Core Earnings: Comprehensive income attributable to common stockholders $ 279 $ 219,180 Adjustment for other comprehensive income attributable to common stockholders: Unrealized gain on available-for-sale securities (192,794) (36,216) Net (loss) income attributable to common stockholders $ (192,515) $ 182,964 Adjustments for non-core earnings: Realized (gain) loss on securities (54,795) 1,725 Unrealized loss on securities 110 281 Provision for credit losses 1,193 7,101 Realized and unrealized losses on mortgage servicing rights 176,916 55,858 Realized loss on termination or expiration of swaps and swaptions 747,055 — Unrealized gain on interest rate swaps, caps and swaptions (756,464) (583) Gain on other derivative instruments (64,744) (32,696) Other loss 61 5 Change in servicing reserves 39 898 Non-cash equity compensation expense 2,398 2,857 Other nonrecurring expenses — 3,664 Change in restructuring charges 145,069 (139,788) Net benefit from income taxes on non-Core Earnings (18,814) (6,715) Core Earnings attributable to common stockholders(1) $ (14,491) $ 75,571 Weighted average basic common shares 273,604 273,706 Core Earnings per weighted average basic common share $ (0.05) $ 0.28 (1) Core Earnings is a non-U.S. GAAP measure that we define as comprehensive income (loss) attributable to common stockholders, excluding “realized and unrealized gains and losses” (impairment losses, provision for credit losses, realized and unrealized gains and losses on the aggregate portfolio, reserve expense for representation and warranty obligations on MSR, non-cash compensation expense related to restricted common stock, other nonrecurring expenses and restructuring charges). As defined, Core Earnings includes net interest income, accrual and settlement of interest on derivatives, dollar roll income on TBAs, servicing income, net of estimated amortization on MSR, management fees and recurring cash related operating 20 expenses. Dollar roll income is the economic equivalent to holding and financing Agency RMBS using short-term repurchase agreements. Core Earnings provides supplemental information to assist investors in analyzing the Company’s results of operations and helps facilitate comparisons to industry peers.

Portfolio Metrics AGENCY RMBS CPR(1) AGENCY PORTFOLIO COMPOSITION IO & Inverse IO Other P&I(2) 1.0% 30-Year Fixed 0.7% 5% & above 3.9% 30-Year Fixed < 2.5% 30-Year Fixed 4.0% 12.5% 25.0% 30-Year Fixed 4.5% 17.0% MSR CPR 30-Year Fixed 3.5% 30-Year Fixed 23.7% 3.0% 16.2% (1) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). (2) Includes 15-year fixed, Hybrid ARMs, CMO and DUS pools. 21

Agency RMBS Portfolio

	Par Value ($ millions)	Market Value ($ millions)	Weighted Average CPR	% Prepay Protected[1]	Amortized Cost Basis ($ millions)	Gross Weighted Average Coupon	Weighted Average Age (Months)
30-Year fixed							
2.5% & below	$ 1,956	$ 2,080	3.0 %	100.0 %	$ 2,052	3.4 %	5
3.0%	2,496	2,690	14.7 %	100.0 %	2,575	3.7 %	11
3.5%	3,611	3,936	22.4 %	100.0 %	3,783	4.2 %	14
4.0%	3,773	4,161	31.8 %	100.0 %	3,929	4.6 %	34
4.5%	2,526	2,817	31.3 %	100.0 %	2,664	5.0 %	32
≥ 5.0%	574	647	29.9 %	98.5 %	609	5.8 %	61
	14,936	16,331	23.3 %	99.9 %	15,612	4.3 %	23
Other P&I[2]	104	119	11.0 %	— %	116	6.7 %	222
IOs and IIOs[3]	2,528	173	15.8 %	— %	175	4.6 %	145
Total Agency RMBS	$ 17,568	$ 16,623		98.2 %	$ 15,903		

	Notional Amount ($ millions)	Bond Equivalent Value ($ millions)[4]	Implied CPR[5]
TBA Positions			
2.5% & below	$ 6,839	$ 7,074	43.8 %
3.0%	—	—	52.5 %
3.5%	(2,003)	(2,112)	55.8 %
4.0%	(550)	(587)	52.2 %
4.5%	—	—	46.2 %
5.0%	1,950	2,136	43.4 %
Net TBA position	$ 6,236	$ 6,511	

(1) Includes securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $200K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations and lower FICO scores.
(2) Includes 15-year fixed, Hybrid ARMs, CMO and DUS pools.
(3) Represents market value of $105.9 million of IOs and $66.8 million of Agency Derivatives.
(4) Bond equivalent value is defined as the notional amount multiplied by market price. Accounted for as derivative instruments in accordance with GAAP.
(5) Implied TBA speeds from J.P. Morgan Beta MBS Pricing and Analytics Package, as of September 30, 2020.

22

Mortgage Servicing Rights Portfolio(1)

	Number of Loans	Unpaid Principal Balance	% Fannie Mae	Gross Weighted Average Coupon Rate	Weighted Average Loan Age (months)	Weighted Average Original FICO(2)	Weighted Average Original LTV	60+ Day Delinquencies	3-Month CPR	Net Servicing Fee (bps)
30-Year Fixed										
≤ 3.75%	144,020	$ 39,808	62%	3.4%	31	768	71%	1.8%	36.8%	26.5
3.75% - 4.25%	208,657	48,983	64%	3.9%	43	758	76%	3.8%	43.5%	27.6
4.25% - 4.75%	147,230	30,390	66%	4.4%	42	742	78%	6.1%	47.1%	26.6
4.75% - 5.25%	71,543	13,445	67%	4.9%	36	728	80%	8.2%	44.5%	27.8
> 5.25%	28,080	4,466	70%	5.5%	33	708	80%	10.4%	38.7%	30.9
	599,530	137,092	64%	4.0%	38	753	76%	4.4%	42.8%	27.2
15-Year Fixed										
≤ 2.75%	6,663	1,723	64%	2.5%	14	779	58%	0.3%	15.1%	25.5
2.75% - 3.25%	42,552	7,457	73%	2.9%	43	772	62%	1.5%	26.7%	26.2
3.25% - 3.75%	37,346	5,551	72%	3.4%	44	759	65%	2.6%	30.7%	27.7
3.75% - 4.25%	18,616	2,372	64%	3.9%	40	745	66%	3.6%	35.5%	29.4
> 4.25%	9,849	1,080	62%	4.5%	31	732	66%	3.6%	36.1%	31.3
	115,026	18,183	70%	3.3%	39	763	63%	2.1%	29.6%	27.3
Total ARMs	4,788	1,169	67%	3.5%	52	761	66%	4.6%	48.8%	25.3
Total Portfolio	719,344	$ 156,444	65%	3.9%	38	754	74%	4.1%	41.5%	27.2

(1) Excludes residential mortgage loans for which the company is the named servicing administrator.
(2) FICO represents a mortgage industry accepted credit score of a borrower.

23

Financing $ in millions Repurchase Revolving Credit Total Outstanding Outstanding Borrowings and Maturities(1) Agreements Facilities Term Notes Payable Convertible Notes Borrowings Percent (%) Within 30 days $ 3,791.0 $ — $ — $ — $ 3,791.0 21.9% 30 to 59 days 3,920.4 — — — 3,920.4 22.6% 60 to 89 days — — — — — — % 90 to 119 days 3,644.5 — — — 3,644.5 21.0% 120 to 364 days 5,020.8 60.0 — — 5,080.8 29.3 % One to three years — 214.8 — 285.9 500.7 2.9 % Three to five years — — 395.3 — 395.3 2.3% $ 16,376.7 $ 274.8 $ 395.3 $ 285.9 $ 17,332.7 100.0 % Repurchase Revolving Credit Total Collateral Collateral Pledged for Borrowings Agreements Facilities(2) Term Notes Payable Convertible Notes Pledged Percent (%) Available-for-sale securities, at fair value $ 16,550.9 $ — $ — n/a $ 16,550.9 93.8 % Derivative assets, at fair value 66.8 — — n/a 66.8 0.4 % Mortgage servicing rights, at fair value — 485.9 539.2 n/a 1,025.1 5.8% $ 16,617.7 $ 485.9 $ 539.2 n/a $ 17,642.8 100.0% (1) Weighted average of 4.0 months to maturity. 24 (2) Revolving credit facilities secured by MSR may be over-collateralized due to operational considerations.

Interest Rate Swaps INTEREST RATE SWAPS Average Maturity Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Years Payers 2022 $ 7.4 0.042% 0.090% 1.9 2023 2.3 0.023% 0.090% 2.7 2024 and after 1.5 0.257% 0.090% 6.7 $ 11.2 0.067% 0.090% 2.7 Average Fixed Receive Average Maturity Maturities Notional Amounts ($B) Average Pay Rate Rate (Years) Receivers 2024 and after $ 1.2 0.090% 0.442% 9.7 $ 1.2 0.090% 0.442% 9.7 25

Interest Rate Swaptions Option Underlying Swap Average Average Average Cost Fair Value Months to Notional Average Pay Receive Term Swaption Expiration ($M) ($M) Expiration Amount ($M) Rate Rate (Years) Purchase Contracts: Payer <6 Months $ 5.8 $ 6.9 3.4 $ 3,000 1.23 % SOFR 10.0 Receiver <6 Months $ 4.0 $ 3.8 3.4 $ 3,000 SOFR 0.23 10.0 26